As filed with the Securities and Exchange Commission on December 15, 2008

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 9, 2008

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Tryon Street Charlotte, North Carolina	28255
(Address of principal executive offices)	(Zip Code)

(704) 386-5681

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On December 9, 2008, pursuant to shareholder approval, Bank of America Corporation (the “Corporation”) amended its Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to provide for an increase in the number of shares of the Corporation’s common stock authorized for issuance from 7.5 billion to 10 billion. A copy of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Also, on December 9, 2008, the board of directors (the “Board”) of the Corporation, upon the recommendation of the Corporate Governance Committee of the Board, approved and adopted amendments to the Corporation’s Amended and Restated Bylaws (“Bylaws”). The amendments to the Bylaws are effective December 9, 2008. The following is a summary of the changes, qualified by reference to the Bylaws which are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Amendments to Article III, Section 2

•

Article III, Section 2(b)(2) was amended to provide that the Secretary of the Corporation is not required to call a special meeting upon stockholder request if (i) the request for a special meeting (“Special Meeting Request”) is received by the Corporation during the period commencing 75 days prior to the first anniversary of the date of the immediately preceding annual meeting and ending on the date of the next annual meeting; (ii) an identical or substantially similar item was presented at any meeting of stockholders held within 120 days prior to the delivery date of such Special Meeting Request; (iii) the Special Meeting Request relates to an item of business that is not a proper subject for stockholder action under applicable law; or (iv) such Special Meeting Request was made in a manner that involved a violation of Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or other applicable law.

Amendments to Article III, Section 12

•

The amendments clarify that an adjournment or postponement of an annual meeting or a special meeting shall not commence a new time period (or extend the time period) for meeting the stockholder notice requirements set forth in Section 12.

•	Stockholder nominations for the board of directors or the submission of business for vote at a meeting must be:
o	a proper matter for stockholder action;
o	submitted by a stockholder of record on the date of submission;
o	submitted by a stockholder entitled to vote at the meeting; and
o	submitted in compliance with the requirements of Section 12.

•	A stockholder must provide notice of their intent to make a nomination or to present proposed business for an annual meeting no earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting and no later than the close of business on the 75th day. Previously, notice was required to be given no earlier than the close of business on the 120th day prior to the first anniversary of the date the Corporation commenced mailing its proxy materials for the preceding year’s annual meeting and no later than the close of business on the 75th day.

•

Section 12 was also amended to update the information that must be included in a notice submitted by a stockholder that intends to submit a nomination for the election of directors or to propose other business at an annual meeting. Such notice must state:

o	the name and address of the stockholder and the beneficial owner, if any, on whose behalf the nomination or proposal is made;
o	a representation that the stockholder is a holder of record entitled to vote at such meeting and intends to appear in person or by proxy to propose such business or nomination;
o	whether and the extent to which any hedging or other similar transactions have been entered into by or on behalf of such stockholder or any such beneficial owner, the effect or intent of which is to mitigate loss or to increase or decrease voting power;
o	a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends, (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies from stockholders;
o	as to each person whom the stockholder proposes to nominate for election as a director, information regarding any arrangements among the stockholder or the beneficial owner, and each nominee and any other person pursuant to which any nomination is to be made by the stockholder, and such person’s written consent to being named in the proxy statement and to serving as a director;
o	as to each person whom the stockholder proposes to nominate for election as a director, all information regarding each nominee that would be required to be disclosed in solicitations of proxies for election of directors in an election contest pursuant to Regulation 14A under the Exchange Act; and
o	a brief description of any other business desired to be brought before the meeting, the text of the proposal or business, the reasons for conducting such business and any material interest in such business.

•

In the event that the number of directors to be elected to the Board at an annual meeting is increased and there is no public announcement by the Corporation naming the nominees for the additional directorships at least 120 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice shall be considered timely with respect to nominees for the additional directorships if it shall be delivered no later than the close of business on the 10th day following the day on which such public announcement is made by the Corporation.

•

The amendments restrict the business to be conducted at a special meeting of stockholders to such business contained in the Corporation’s notice of such special meeting. Additionally, the amendments expand the information required to be provided by a stockholder who submits a nomination for election to the Board at a special meeting and revise the timeframe for a stockholder to provide notice of a nomination at a special meeting. Under the revised timeframe, a stockholder must give notice no earlier than the close of business on the 120th day prior to such special meeting and no later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and the nominees proposed by the Board to be elected at such meeting. Previously, such notice was required to be received no later than the close of the 50th day following the day on which notice of the meeting was first mailed to stockholders.

•	The amendments grant the Chairman of a meeting the authority to determine if the nomination or business proposed to be brought before the meeting has complied with the requirements of Section 12.

•	Lastly, Section 12 clarifies that the requirements of Article III, Section 12 are independent of any requirements set forth in the applicable rules and regulations promulgated under the Exchange Act.

Amendments to Article VIII

•

Article VIII, Section 1 was revised to clearly state than an indemnitee has a vested contractual right to indemnification, and that the right to indemnification cannot be modified, altered or retroactively changed in a manner that could adversely affect an indemnitee.

•	Article VIII, Section 3 has been amended to modify the language to make clear that indemnification is a contractual right.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Bank of America Corporation

3.2	Amended and Restated Bylaws of Bank of America Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Teresa M. Brenner
Teresa M. Brenner Associate General Counsel

Dated: December 15, 2008

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Bank of America Corporation

3.2	Amended and Restated Bylaws of Bank of America Corporation